                                                              File Nos. 33-81470
                                                                        811-8624

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                    ACT OF 1933                              [X]

                            Pre-Effective Amendment No.                      [ ]


                            Post-Effective Amendment No. 11                  [X]


                                    and/or
                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                                COMPANY ACT OF 1940                          [X]


                                 Amendment No. 12


                        (Check appropriate box or boxes)


                         FS VARIABLE ANNUITY ACCOUNT TWO
                           (Exact Name of Registrant)

                     First SunAmerica Life Insurance Company
                               (Name of Depositor)

                           733 Third Avenue, 4th Floor
                            New York, New York 10017
              (Address of Depositor's Principal Offices) (Zip Code)
        Depositor's Telephone Number, including Area Code: (310) 772-6000

                            Christine A. Nixon, Esq.
                     First SunAmerica Life Insurance Company
                               c/o SunAmerica Inc.
                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
                     (Name and Address of Agent for Service)





It is proposed that this filing will become effective:
        [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
        [X] on May 1, 2001 pursuant to paragraph (b) of Rule 485
        [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
        [ ] on [               ] pursuant to paragraph (a)(1) of Rule 485.

                         FS VARIABLE ANNUITY ACCOUNT TWO

                              Cross Reference Sheet

                               PART A - PROSPECTUS
                               -------------------



Incorporated herein by reference to Post-Effective Amendment No. 10 under Securities Act of 1933 (the 33 Act) and No. 11 under the Investment Company Act of 1940 (the 40 Act) to Registration Statement file No. 33-81470 and 811-8624 filed on Form N-4 on December 19, 2000.

               PART B - STATEMENT OF ADDITIONAL INFORMATION

        Certain information required in part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

Item Number in Form N-4                         Caption
-----------------------                         -------

15.     Cover Page............................. Cover Page

16.     Table of Contents...................... Table of Contents

17.     General Information and History........ Description of the
                                                Company, the Separate
                                                Account and the General
                                                Account(P); Variable
                                                Portfolio Options(P);
                                                Additional Information
                                                About the Company(P)

18.     Services............................... Contract Charges(P);
                                                Custodian(P); Financial
                                                Statements

19.     Purchase of Securities Being Offered... Purchases, Withdrawals
                                                and Contract Value(P)

20.     Underwriters........................... Purchases, Withdrawals
                                                and Contract Value(P);
                                                Distribution of Contracts

21.     Calculation of Performance Data........ Performance Data

22.     Annuity Payments....................... Income Phase(P);
                                                Annuity Unit Values;
                                                Income Payments

23.     Financial Statements................... Depositor: Financial
                                                Statements;
                                                Registrant: Financial
                                                Statements


                             PART C

        Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                         [VISTA CAPITAL ADVANTAGE LOGO]


                                   PROSPECTUS


                               DECEMBER 29, 2000




Incorporated herein by reference to Post-Effective Amendment No. 10 under Securities Act of 1933 (the 33 Act) and No. 11 under the Investment Company Act of 1940 (the 40 Act) to Registration Statement file No. 33-81470 and 811-8624 filed on Form N-4 on December 19, 2000.

                       STATEMENT OF ADDITIONAL INFORMATION


                             VISTA CAPITAL ADVANTAGE
               FIXED AND VARIABLE GROUP DEFERRED ANNUITY CONTRACTS

                         FS VARIABLE ANNUITY ACCOUNT TWO


               DEPOSITOR: FIRST SUNAMERICA LIFE INSURANCE COMPANY





This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated May 1, 2001, relating to the annuity contracts described above, a copy of which may be obtained without charge by written request addressed to:


                     First SunAmerica Life Insurance Company
                             Annuity Service Center
                                 P.O. Box 54299
                       Los Angeles, California 90054-0299




             THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS
                                  May 1, 2001

                                TABLE OF CONTENTS

                                                                                                 PAGE
                                                                                                 ----
Performance Data ...........................................................................        1

Income Payments ...........................................................................         3

Annuity Unit Values .......................................................................         3

Taxes .....................................................................................         6

Distribution of Contracts ................................................................         10

Financial Statements .......................................................................       11

                                PERFORMANCE DATA

     Performance data for the various Variable Portfolios are computed in the manner described below.

MONEY MARKET PORTFOLIO

     The annualized current yield and the effective yield for the Money Market Portfolio for the 7-day period ended August 31, 2000 were 4.53% and 4.63%, respectively.

     Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

     Base Period Return = (EV-SV-CMF)/(SV)

     where:

     SV   = value of one Accumulation Unit at the start of a 7 day period

     EV   = value of one Accumulation Unit at the end of the 7 day period

     CMF = an allocated portion of the $30 annual contract maintenance fee, prorated for 7 days

     The change in value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period. The contract maintenance fee is first allocated among the Variable Portfolios and the General Account so that each Variable Portfolio's allocated portion of the charge is proportional to the percentage of the number of Owners' accounts that have money allocated to that Variable Portfolio. The portion of the charge allocable to the Money Market Portfolio is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Money Market Portfolio. Finally, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

     The current yield is then obtained by annualizing the Base Period Return:

                 Current Yield = (Base Period Return) x (365/7)

     The Money Market Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Underlying Fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:
                                                365/7
     Effective Yield = [(Base Period Return + 1)      - 1]

     The yield quotations also do not reflect any impact of premium taxes, transfer fees, or Withdrawal Charges.

     The yield quoted should not be considered a representation of the yield of the Money Market Portfolio in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Underlying Fund and changes in interest rates on such investments, but also on factors such as a Owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

     Yield information may be useful in reviewing the performance of the Money Market Portfolio and for providing a basis for comparison with other investment alternatives. However, the Money Market Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

OTHER VARIABLE PORTFOLIOS

     The Variable Portfolios of the Separate Account other than the Money Market Portfolio compute their performance data as "total return".

     The total returns of the various Variable Portfolios for periods of 1, 3 and 5 years, and since each Variable Portfolio's inception date, are shown below, both with and without an assumed complete redemption at the end of the period.

                        FS VARIABLE ANNUITY ACCOUNT TWO
                            STANDARDIZED PERFORMANCE


              TOTAL ANNUAL RETURN (IN PERCENT) FOR PERIOD ENDED ON
                    AUGUST 31, 2000 (WITH/WITHOUT REDEMPTION)
                          [TO BE UPDATED BY AMENDMENT]



VARIABLE PORTFOLIO        INCEPTION     1 YEAR           3 YEAR         5 YEAR       SINCE INCEPTION
------------------        ---------   -----------      ----------     ----------     ---------------
International Equity      12/22/95    12.81/18.81     10.65/11.99        N/A               8.53/9.00
Capital Growth            12/06/95    20.20/26.20      8.75/10.14        N/A             14.22/14.61
Growth and Income         12/06/95      2.79/8.79       5.11/6.59        N/A             12.26/12.67
Asset Allocation          12/22/95      1.70/7.70       3.81/5.33        N/A               8.26/8.74
U.S. Government           12/22/95      0.25/6.25       2.71/4.27        N/A               2.91/3.47

     Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:
                n
          P(1+T)  = ERV

     where:

          P       = a hypothetical initial payment of $1,000
          T       = average annual total return
          n       = number of years

          ERV     = ending redeemable value of a hypothetical
                    $1,000 payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).

     The total return figures reflect the effect of both nonrecurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Money Market Portfolio, described above. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Because the impact of the Contract Maintenance Fee on a particular Owner's account will generally differ from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, the total return experienced by an actual Variable Portfolio over the same time periods would generally have been different from those produced by the computation. As with the Money Market Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

                                 INCOME PAYMENTS

INITIAL MONTHLY INCOME PAYMENTS

     The initial income payment is determined by applying separately that portion of the contract value allocated to the fixed account option and the Variable Portfolio(s), less any premium tax, to the annuity table specified in the contract for fixed and variable income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the annuitant and designated second person, if any.

     The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable income payment. The number of Annuity Units determined for the first variable income payment remains constant for the second and subsequent monthly variable income payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY INCOME PAYMENTS

     For fixed income payments, the amount of the second and each subsequent monthly income payment is the same as that determined above for the first monthly payment.

     For variable income payments, the amount of the second and each subsequent monthly income payment is determined by multiplying the number of Annuity Units, as determined in connection with the calculation of the initial monthly payment, above, by the Annuity Unit value as of the day preceding the date on which each income payment is due.

                               ANNUITY UNIT VALUES

     The value of an Annuity Unit is determined independently for each Variable Portfolio.

     The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable income payments will decrease over time. If the net investment rate equals 3.5%, the variable income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for income payments to increase (or not to decrease).

     The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each income payment will vary accordingly.

     For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the net investment factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum that is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

     The net investment factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

     The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

     (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

     (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

     The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by separate account asset charges that are included in the Accumulation Unit Value.

     ILLUSTRATIVE EXAMPLE

     Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September and that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day of the previous month. The NIF for the month of September is:

                           NIF  = ($11.46/$11.44)

                                = 1.00174825

     ILLUSTRATIVE EXAMPLE

     The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:
                                   (1/12)
                         1/[(1.035)       ] = 0.99713732

     In the example given above, if the Annuity Unit value for the Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                $10.103523 x 1.00174825 x 0.99713732 = $10.092213

     To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

     The Net Investment Factor (NIF) measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF) / (1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are decreased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE INCOME PAYMENTS

     ILLUSTRATIVE EXAMPLE

     Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole annuitant and, at age 60, has elected to begin the income phase of his contract under Option 4, with 12 years of guaranteed payments. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units, each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second income payment date is $13.327695.

     P's first variable income payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly income payments for each $1,000 of applied contract value, P's first variable income payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity
Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

     The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $630.95/$13.256932 = 47.593968

     P's second variable income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

                Second Payment = 47.593968 x $13.327695 = $634.32

     The third and subsequent variable income payments are computed in a manner similar to the second variable income payment.

     Note that the amount of the first variable income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the income phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable income payments.

                                      TAXES

GENERAL

     Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the income option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

     For income payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the contract bears to the total value of income payments for the term of the annuity contract. The taxable portion is taxed at ordinary income tax rates. Owners, Annuitants and Beneficiaries under the contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan under which the contracts are purchased.

     The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

     The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions can be waived.

     An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code (other than (1) income payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

     Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

     The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

MULTIPLE CONTRACTS

     Multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. The Company believes that Congress intended to affect the purchase of multiple deferred annuity contracts which may have been purchased to avoid withdrawal income tax treatment. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

TAX TREATMENT OF ASSIGNMENTS

     An assignment of a contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their contracts.

PARTIAL 1035 EXCHANGES

      Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contract, as opposed to a partial exchange, would be accorded tax-free status. In 1998 in Conway vs. Commissioner, the Tax Court held that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a non-taxable exchange. On November 22, 1999, the Internal Revenue Service filed an Action on Decision which indicated that it acquiesced in the Tax Court decision in Conway. However, in its acquiescence with the decision of the Tax Court, the Internal Revenue Service stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity contracts under Section 72 of the Code. In the absence of further guidance from the Internal Revenue Service it is unclear what specific types of partial exchange designs and transactions will be challenged by the Internal Revenue Service. Due to the uncertainty in this area owners should seek their own tax advice.

QUALIFIED PLANS

     The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued pursuant to the plan.

     Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

     Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a)  H.R. 10 PLANS

     Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans on such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b)  TAX-SHELTERED ANNUITIES

     Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(c)  INDIVIDUAL RETIREMENT ANNUITIES

     Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d)  ROTH IRAS

     Section 408(a) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a regular IRA under Section 408(b) of the Code, contributions to a Roth IRA are not made on a tax-deferred basis, but distributions are tax-free if certain requirements are satisfied. Like regular IRAs, Roth IRAs are subject to limitations on the amount that may be contributed, those who may be eligible and the time when distributions may commence without tax penalty. Certain persons may be eligible to convert a regular IRA into a Roth IRA, and the taxes on the resulting income may be spread over four years if the conversion occurs before January 1, 1999. If and when the contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.


(e)  CORPORATE PENSION AND PROFIT-SHARING PLANS

     Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders.

(f)  DEFERRED COMPENSATION PLANS - SECTION 457

     Under Section 457 of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a 457 plan all the plan assets shall remain solely the property of the employer, subject only to the claims of the employer's general creditors until such time as made available to an owner or a Beneficiary. As of January 1, 1999, all 457 plans of state and local governments must hold assets and income in trust (or custodial accounts or an annuity contract) for the exclusive benefit of participants and their Beneficiaries. Purchasers of contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

                            DISTRIBUTION OF CONTRACTS



     J.P. Morgan Fund Distributors, Inc. ("JPMFD"), located at 101 Park Avenue, New York, New York 10178, serves as the principal underwriter of the contracts. JPMFD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. and is not affiliated with the Company.



     JPMFD has entered into sales agreements with other broker/dealers to solicit applications for the contracts through registered representatives who are licensed to sell securities and variable insurance products. These agreements provide that applications for the contracts may be solicited by registered representatives of the broker/dealers appointed by the Company to sell its variable annuities. Such broker/dealers will receive compensation as described in the prospectus. For the years ended August 31, 2000, 1999, 1998 and 1997 no commissions were paid to JPMFD as principal underwriter of the contracts. Contracts are offered on a continuous basis.


                              FINANCIAL STATEMENTS


     The audited financial statements of the Company at December 31, 2000 and 1999, for the years ended December 31, 2000 and 1999, for the three months ended December 31, 1998 and for the year ended September 30, 1998, are presented in this Statement of Additional Information.



The financial statements of FS Variable Annuity Account Two as of August 31, 2000 and for each of the two years in the period ended August 31, 2000, are incorporated herein by reference to Post-Effective Amendment No. 10 under Securities Act of 1933 (the 33 Act) and No. 11 under the investment Company Act of 1940 (the 40 Act) to Registration Statement file No. 33-81470 and 811-8624 filed on Form N-4 on December 19, 2000. Documents incorporated herein by reference for filing purposes will still appear at the end of this document when it is distributed upon request. [TO BE UPDATED BY AMENDMENT]

     PricewaterhouseCoopers LLP, 21650 Oxnard Street, Suite 1900, Woodland Hills, California 91367, serves as the independent accountants for the Separate Account and the Company. The financial statements referred to above have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                       Report of Independent Accountants




To the Board of Directors and Shareholder of First SunAmerica Life Insurance Company:


In our opinion, the accompanying balance sheet and the related statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of First SunAmerica Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for the years ended December 31, 2000 and 1999, for the three months ended December 31, 1998 and for the year ended September 30, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Woodland Hills, California
January 31, 2001

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                  BALANCE SHEET


                                                              December 31,
                                                    --------------------------------
                                                        2000                1999
                                                    ------------         -----------
                                                            (In thousands)
ASSETS

Investments:
Cash and short-term investments                      $    40,704         $    29,350
Bonds, notes and redeemable preferred stocks
   at fair value (amortized cost:
   December 2000, $1,269,340;
   December 1999, $1,587,116)                          1,237,469           1,522,921
Common stocks, available for sale
   at fair value (cost: December 2000, $812)                 785                --
Mortgage loans                                           167,408             211,867
Other invested assets                                     39,881              42,604
                                                     -----------         -----------
Total investments                                      1,486,247           1,806,742

Variable annuity assets held in separate
   accounts                                              565,547             558,605
Accrued investment income                                 14,809              24,076
Deferred acquisition costs                               124,451             137,637
Income taxes currently receivable from Parent              8,067               6,638
Deferred income taxes                                      7,914              18,275
Other assets                                               7,338               3,539
                                                     -----------         -----------
TOTAL ASSETS                                         $ 2,214,373         $ 2,555,512
                                                     ===========         ===========

LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
Reserves for fixed annuity contracts                 $ 1,186,996         $ 1,523,641
Reserves for universal life insurance
   contracts                                             249,987             277,250
Other liabilities                                         24,215              34,776
                                                     -----------         -----------
Total reserves, payables
   and accrued liabilities                             1,461,198           1,835,667
                                                     -----------         -----------
Variable annuity liabilities related
   to separate accounts                                  565,547             558,605
                                                     -----------         -----------
Shareholder's equity:
Common Stock                                               3,000               3,000
Additional paid-in capital                               144,428             144,428
Retained earnings                                         49,689              42,409
Accumulated other comprehensive loss                      (9,489)            (28,597)
                                                     -----------         -----------
Total shareholder's equity                               187,628             161,240
                                                     -----------         -----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY           $ 2,214,373         $ 2,555,512
                                                     ===========         ===========



                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                  STATEMENT OF INCOME AND COMPREHENSIVE INCOME



                                  Years Ended December 31,    Three Months Ended
                                  ------------------------    -------------------   Year Ended
                                    2000             1999      December 31, 1998 September 30, 1998
                                 ----------       ----------   ----------------  ------------------
                                                             (In thousands)
Investment income                 $ 119,576       $ 125,423       $  27,663          $ 115,916
                                  ---------       ---------       ---------          ---------
Interest expense on:
    Fixed annuity contracts         (65,097)        (76,114)        (18,406)           (80,624)
    Universal life insurance
       contracts                    (12,363)         (6,475)           --                 --
    Senior indebtedness                --              --                (1)              (109)
                                  ---------       ---------       ---------          ---------
    Total interest expense          (77,460)        (82,589)        (18,407)           (80,733)
                                  ---------       ---------       ---------          ---------
NET INVESTMENT INCOME                42,116          42,834           9,256             35,183
                                  ---------       ---------       ---------          ---------
NET REALIZED INVESTMENT
    GAINS (LOSSES)                  (20,779)        (11,178)            797              4,690
                                  ---------       ---------       ---------          ---------
Fee income:
    Variable annuity fees             9,140           6,600           1,189              3,607
    Universal life insurance
       Fees, net                      2,166           1,115            --                 --
    Surrender charges                 3,776           3,296             662              4,350
                                  ---------       ---------       ---------          ---------
TOTAL FEE INCOME                     15,082          11,011           1,851              7,957
                                  ---------       ---------       ---------          ---------
GENERAL AND ADMINISTRATIVE
    EXPENSES                         (4,796)         (5,260)         (1,201)            (1,721)
                                  ---------       ---------       ---------          ---------
AMORTIZATION OF DEFERRED
    ACQUISITION COSTS               (19,399)        (22,664)         (5,046)           (17,120)
                                  ---------       ---------       ---------          ---------
ANNUAL COMMISSIONS                     (619)           (450)            (90)              (348)
                                  ---------       ---------       ---------          ---------
PRETAX INCOME                        11,605          14,293           5,567             28,641

Income tax expense                   (4,325)         (6,621)         (2,191)           (12,106)
                                  ---------       ---------       ---------          ---------
NET INCOME                        $   7,280       $   7,672       $   3,376          $  16,535
                                  ---------       ---------       ---------          ---------



                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY


                                                       Years Ended December 31,    Three Months Ended
                                                       -----------------------     ------------------       Year Ended
                                                           2000         1999       December 31, 1998     September 30, 1998
                                                       ----------    -----------   ------------------    -------------------
                                                                                 (In thousands)
OTHER COMPREHENSIVE INCOME (LOSS)
 NET OF TAX:
    Net unrealized gains (losses) on debt
       and equity securities available for
       sale identified in the current period
       (net of income tax expense of $4,855,
       income tax benefit of $17,411 and $2,203
       and income tax expense of $2,076 for
       the years ended December 31, 2000
       and 1999 the three months ended
       December 31, 1998 and the year
       ended September 30, 1998, respectively)           $  9,019      $(32,333)      $ (4,094)              $  3,856
    Less reclassification adjustment
       for net realized losses (gains)
       included in net income (net of income
       tax expense of $5,433 and $661 and income
       tax benefit of $357 and $1,300 for the
       years ended December 31, 2000 and 1999, the
       three months ended December 31, 1998 and the
       year ended September 30, 1998, respectively)        10,089         1,226           (662)                (2,414)
                                                         --------      --------       --------               --------
OTHER COMPREHENSIVE INCOME (LOSS)                          19,108       (31,107)        (4,756)                 1,442
                                                         --------      --------       --------               --------
COMPREHENSIVE INCOME (LOSS)                              $ 26,388      $(23,435)      $ (1,380)              $ 17,977
                                                         ========      ========       ========               ========




                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF CASH FLOWS

                                               Years Ended December 31,
                                             -------------------------------  Three Months Ended     Year Ended
                                                2000                1999       December 31, 1998   September 30, 1998
                                             ----------         ------------   -----------------   ------------------
                                                                             (In thousands)
CASH FLOWS FROM OPERATING
    ACTIVITIES:
    Net income                               $   7,280           $   7,672           $   3,376           $  16,535
    Adjustments to reconcile net income
      to net cash provided by operating
      activities:
         Interest credited to:
             Fixed annuity contracts            65,097              76,114              18,406              80,624
             Universal life insurance
                contracts                       12,363               6,475                --                  --
         Net realized investment
             (gains)losses                      20,779              11,178                (797)             (4,690)
         Accretion of net
             discounts on investments           (4,538)             (4,123)               (377)             (1,985)
         Amortization of goodwill                 --                   691                  14                  58
         Provision for deferred
             income taxes                           73              (5,317)                981                (389)
   Change in:
      Accrued investment income                  9,267              (5,907)               --                  --
      Deferred acquisition costs                10,286               5,381               4,256               5,642
      Income taxes receivable/
         payable                                (1,429)            (16,782)                (33)              7,941
      Other liabilities                         (1,938)             22,625                --                  --
      Other, net                                   868              (1,042)             (1,945)              8,472
                                             ---------           ---------           ---------           ---------
NET CASH PROVIDED BY OPERATING
   ACTIVITIES                                  118,108              96,965              23,881             112,208
                                             ---------           ---------           ---------           ---------
CASH FLOWS FROM INVESTING
   ACTIVITIES:
   Purchases of:
      Bonds and notes                          (33,317)       (497,462)               (323,897)           (761,591)
      Mortgage loans                            (7,158)        (66,338)                   --               (82,256)
      Common stocks                               (813)           --                      --                  --
      Other investments, excluding
         short-term investments                   --              --                      --                   (11)
   Sales of:
      Bonds and notes                          171,702         399,790                 271,632             864,763
      Other investments, excluding
         short-term investments                    487             914                    --                   494
   Redemptions and maturities of:
      Bonds and notes                          162,464          73,380                  18,231              81,254
      Mortgage loans                            51,998          31,188                  11,253              24,501
      Other investments, excluding
         short-term investments                  2,324             580                     320                --
   Short-term investments received
      from (transferred to)Anchor
      National Life Insurance
      Company in assumption
      Reinsurance transaction
      with MBL Life Assurance
      Corporation                              (16,741)        371,634                    --                  --
                                             ---------       ---------               ---------       -----------
NET CASH PROVIDED BY(USED IN)
   INVESTING ACTIVITIES                      $ 330,946       $ 313,686               $ (22,461)          $ 127,154
                                             ---------       ---------               ---------           ---------




                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                            Years Ended December 31,
                                           --------------------------     Three Months Ended      Year  Ended
                                             2000              1999        December 31, 1998  September 30, 1998
                                           ---------         ---------    ------------------  ------------------
                                                                    (In thousands)
CASH FLOWS FROM FINANCING
    ACTIVITIES:
    Premium receipts on:
       Fixed annuity contracts             $  41,365         $  36,249         $  19,411         $ 130,851
       Universal life insurance
          contracts                           10,931             4,790              --                --
    Net exchanges from the fixed
       accounts of variable annuity
       contracts                             (47,090)          (37,223)           (9,340)          (47,852)
    Withdrawal payments on:
       Fixed annuity contracts              (331,775)         (350,019)          (49,744)         (221,629)
       Universal life insurance
          contracts                          (40,789)          (13,781)             --                --
    Claims and annuity payments on:
       Fixed annuity contracts               (33,171)          (31,906)           (7,697)          (36,892)
       Universal life insurance
          Contracts                          (28,611)           (7,877)             --                --
    Net receipts from (repayments
       of) other short-term
       financings                             (8,560)             --               8,737           (23,970)
    Cession of non-annuity
       product lines                            --                --                --             (34,776)
                                           ---------         ---------         ---------         ---------

NET CASH USED IN
    FINANCING ACTIVITIES                    (437,700)         (399,767)          (38,633)         (234,268)
                                           ---------         ---------         ---------         ---------
NET INCREASE (DECREASE) IN CASH
    AND SHORT-TERM INVESTMENTS                11,354            10,884           (37,213)            5,094

CASH AND SHORT-TERM INVESTMENTS
    AT BEGINNING OF PERIOD                    29,350            18,466            55,679            50,585
                                           ---------         ---------         ---------         ---------
CASH AND SHORT-TERM INVESTMENTS
    AT END OF PERIOD                       $  40,704         $  29,350         $  18,466         $  55,679
                                           =========         =========         =========         =========
SUPPLEMENTAL CASH FLOW
    INFORMATION:

    Interest paid on indebtedness          $    --           $    --           $       1         $     109
                                           =========         =========         =========         =========
    Net income taxes paid to Parent        $   5,681         $  28,720         $    --           $   5,439
                                           =========         =========         =========         =========


                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.       NATURE OF OPERATIONS

First SunAmerica Life Insurance Company (the "Company") is a New York-domiciled life insurance company engaged primarily in the business of selling and administering fixed and variable annuities and universal life contracts in the State of New York.

The Company's net investment income (including net realized investment losses) and fee income by primary product line or service are as follows:

                                        Years Ended December 31,  Three Months Ended      Year Ended
                                          2000           1999      December 31, 1998  September 30, 1998
                                         -------        -------   ------------------  ------------------
                                                              (In thousands)
Net investment income
         (including net realized
         investment losses) on
             fixed rate products         $21,337        $31,656        $10,053             $39,873
                                         -------        -------        -------             -------
Fee income:
         Variable annuity fees             9,140          6,600          1,189               3,607
         Universal life insurance
             fees                          2,166          1,115           --                  --
         Surrender charges                 3,776          3,296            662               4,350
                                         -------        -------        -------             -------

         Total fee income                 15,082         11,011          1,851               7,957
                                         -------        -------        -------             -------

Total                                    $36,419        $42,667        $11,904             $47,830
                                         =======        =======        =======             =======

Substantially all of the Company's reserves are derived from the United States. Products are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. Two independent selling organizations in the annuity operations represented approximately 13.7% and 10.8% of sales in the year ended December 31, 2000 and approximately 19.3% and 11.1% of sales in the year ended December 31, 1999. No other independent selling organization was responsible for 10% of sales for any such period.




                 See accompanying notes to financial statements

         The Company is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"), an international insurance and financial services holding company. At December 31, 1998, the Company was a wholly owned indirect subsidiary of SunAmerica Inc., a Maryland Corporation. On January 1, 1999, SunAmerica Inc. merged with and into AIG in a tax-free reorganization that has been treated as a pooling of interests for accounting purposes. Thus, SunAmerica Inc. ceased to exist on that date. However, immediately prior to the date of the merger, substantially all of the net assets of SunAmerica Inc. were contributed to a newly formed subsidiary of AIG named SunAmerica Holdings, Inc., a Delaware Corporation. SunAmerica Holdings, Inc. subsequently changed its name to SunAmerica Inc. ("SunAmerica").

         The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

2.       BUSINESS COMBINATION

         On March 31, 1997, SunAmerica Life Insurance Company, the direct parent of the Company, completed the acquisition of all of the outstanding stock of John Alden Life Insurance Company of New York ("JANY"). On October 31, 1997, JANY was merged with and into the Company. On the date of acquisition, JANY had assets having an aggregate fair value of $1,536,179,000, composed primarily of invested assets totaling $1,403,807,000. Liabilities assumed in this acquisition totaled $1,411,179,000, including $1,363,764,000 of fixed annuity reserves. The excess of the purchase price over the fair value of the net assets acquired, amounting to $125,000,000 at the date of acquisition was included in Deferred Acquisition Costs in the balance sheet. The acquisition was accounted for by using the purchase method of accounting and the merger by using the pooling method from the date of acquisition through the date of merger.

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with generally accepted accounting principles. Certain items have been reclassified to conform to the current period's presentation.

         Under generally accepted accounting principles, premiums collected on the non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statement of earnings, as they are recorded directly to policyholder liabilities upon receipt.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

         INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments, repurchase agreements and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

         Bonds, notes and redeemable preferred stocks available for sale are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to shareholder's equity. Bonds, notes and redeemable preferred stocks are reduced to estimated net realizable value when necessary for declines in value considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.

         Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Common stock is carried at fair value. Other invested assets include real estate, which is reduced by impairment provisions, and policy loans, which are carried at unpaid balances.

         Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

         DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net interest income, net realized investment gains and losses, variable annuity fees, universal life insurance fees, surrender charges and direct administrative expenses. Deferred acquisition costs ("DAC") consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business. The Company capitalized DAC of $9,944,000 and $27,282,000 for the years ended December 31, 2000, and 1999, respectively.

         As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity. DAC has been increased by

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         $17,300,000 and $20,200,000 at December 31, 2000 and 1999 respectively.

         VARIABLE ANNUITY ASSETS AND LIABILITIES: The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.

         CONTRACTHOLDER RESERVES: Contractholder reserves for fixed annuity contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (premiums received, plus accrued interest, less withdrawals and assessed fees). Contracholder reserves for universal life insurance contracts are equal to the policyholders' account values before surrender charges.

         FEE INCOME: Variable annuity fees, universal life insurance fees and surrender charges are recorded in income as earned.

         INCOME TAXES: The Company files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Its federal income tax return is consolidated with those of its direct parent, SunAmerica Life Insurance Company (the "Parent"), and its affiliate, Anchor National Life Insurance Company ("ANLIC"). Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

         RECENTLY ISSUED ACCOUNTING STANDARDS: In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). The Company has reviewed and continues to review the effect of the implementation of SFAS 133, as amended by SFAS 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities, and related implementation guidance. This statement requires the Company to recognize all derivatives in the balance sheet measuring these derivatives at fair value. The recognition of the change in the fair value of a derivative depends on a number of factors, including the intended use of the derivative and, to the extent it is effective as part of a hedge transaction. SFAS 133 was postponed by SFAS 137, and now will be effective for the Company as of January 1, 2001. Because of the Company's minimal use of Derivatives, the new Statement will not have a significant effect on either the earnings or the financial position of the Company.

4.       FISCAL YEAR CHANGE

         Effective December 31, 1998, the Company changed its fiscal year end from September 30 to December 31. Accordingly, the financial

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

4.       FISCAL YEAR CHANGE (Continued)

         statements include the results of operations and cash flows for the three-month transition period ended December 31, 1998. Such results are not necessarily indicative of operations for a full year. The financial statements as of and for the three months ended December 31, 1998 were originally filed as the Company's unaudited Transition Report on Form 10-Q.

         Results for comparable prior period are summarized below.

                                                       Three Months Ended
                                                        December 31, 1997
                                                      -------------------
                                                          (In thousands)
         Investment income                                        $29,487
         Net investment income                                      8,152
         Net realized investment gains                              2,075
         Total fee income                                           1,653
         Pretax income                                              7,193
         Net income                                               $ 4,274
                                                                  =======

5.       ACQUISITION

         On December 31, 1998, ANLIC acquired the individual life business and the individual and group annuity business of MBL Life Assurance Corporation ("MBL Life"), via a 100% coinsurance transaction, for a cash purchase price of $128,420,000. As part of this transaction, ANLIC acquired assets having an aggregate fair value of $5,718,227,000 composed primarily of invested assets totaling $5,715,010,000. Liabilities assumed in this acquisition totaled $5,831,266,000, including $3,460,503,000 of fixed annuity reserves, $2,308,742,000 of universal life reserves and $24,011,000 of guaranteed investment contract reserves.

         Included in the block of business acquired from MBL Life were policies whose owners are residents of the State of New York ("the New York Business"). On July 1, 1999, the New York Business was acquired by the Company via an assumption reinsurance agreement. As part of this acquisition, invested assets equal to $678,272,000, universal life reserves equal to $282,247,000, group pension reserves equal to $406,118,000, and other net assets of $10,093,000 were assumed by the Company. On a pro forma basis, assuming the MBL Life acquisition had been consummated on October 1, 1997, the beginning of the earliest period presented here, investment income would have been $150,619,000 and $164,183,000 for the years ended December 31, 1999 and September 30, 1998, respectively. Net income would have been $9,364,000 and $19,920,000 for the years ended December 31, 1999 and September 30, 1998, respectively. The $128,420,000 purchase price was allocated between the Company and ANLIC based on the estimated future gross profits of the two blocks of business. The portion allocated to the Company was $10,000,000.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

5.       ACQUISITION (Continued)

         As part of the Acquisition, ANLIC received $242,473,000 from MBL Life to pay policy enhancements guaranteed by the MBL Life rehabilitation agreement to policyholders meeting certain requirements. Included in the ANLIC's reserves transferred to the Company in 1999 were $34,657,000 of such policy enhancement reserves. A primary requirement was that annuity policyholders must have converted their MBL Life policy to a policy type currently offered by the Company or one of its affiliates by December 31, 1999. Based upon final actuarial calculations performed in the first quarter of 2000, $16,741,000 of such reserves were returned to ANLIC by the Company. The enhancements are to be credited in four installments on January 1, 2000, June 30, 2001, June 30, 2002 and June 30, 2003, to eligible policies still active on each of those dates. The Company's portion of the payment due on January 1, 2000 amounted to $4,910,832 and was either credited to these policyholders or paid as benefits through withdrawals or accelerated death benefits during 2000. The Company's reserve for the remaining payments totaled $13,333,000 at December 31, 2000.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

6.       INVESTMENTS

         The amortized cost and estimated fair value of bonds and notes available for sale by major category follow:

                                                          Estimated
                                        Amortized           Fair
                                          Cost              Value
                                       ----------        ----------
                                             (In thousands)
AT DECEMBER 31, 2000:

Securities of the United States
    Government                         $      520        $      521
Mortgage-backed securities                557,060           556,929
Securities of public utilities             25,290            25,384
Corporate bonds and notes                 491,898           460,152
Other debt securities                     194,572           194,483
                                       ----------        ----------

    Total                              $1,269,340        $1,237,469
                                       ==========        ==========

AT DECEMBER 31, 1999:

Securities of the United States
    Government                         $    1,479        $    1,347
Mortgage-backed securities                602,095           574,247
Securities of public utilities             41,758            41,071
Corporate bonds and notes                 667,450           637,985
Other debt securities                     274,334           268,271
                                       ----------        ----------

    Total                              $1,587,116        $1,522,921
                                       ==========        ==========


         The amortized cost and estimated fair value of bonds and notes available for sale by contractual maturity, as of December 31, 2000, follow:

                                                                 Estimated
                                               Amortized           Fair
                                                 Cost              Value
                                              ----------        ----------
                                              (In thousands)

Due in one year or less                       $   15,970        $   15,939
Due after one year through five years            261,346           260,629

Due after five years through ten years           290,560           262,692
Due after ten years                              144,404           141,280
Mortgage-backed securities                       557,060           556,929
                                              ----------        ----------
    Total                                     $1,269,340        $1,237,469
                                              ==========        ==========


         Actual maturities of bonds and notes will differ from those shown above due to prepayments and redemptions.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

6.       INVESTMENTS (Continued)

         Gross unrealized gains and losses on bonds and notes available for sale by major category follow:

                                             Gross              Gross
                                        Unrealized         Unrealized
                                             Gains             Losses
                                        ---------          ----------
                                               (In thousands)
AT DECEMBER 31, 2000:

Securities of the United States
    Government                           $      1          $   --
Mortgage-backed securities                  6,238            (6,369)
Securities of public utilities                286              (192)
Corporate bonds and notes                   4,857           (36,603)
Other debt securities                       3,203            (3,292)
                                         --------          --------
    Total                                $ 14,585          $(46,456)
                                         ========          ========

AT DECEMBER 31, 1999:

Securities of the United States
    Government                           $      5          $   (137)
Mortgage-backed securities                    873           (28,721)
Securities of public utilities                 56              (743)
Corporate bonds and notes                   2,867           (32,332)
Other debt securities                         454            (6,517)
                                         --------          --------
    Total                                $  4,255          $(68,450)
                                         ========          ========



         Gross unrealized gains on equity securities available for sale aggregated $6,000 at December 31, 2000. Gross unrealized losses on equity securities available for sale aggregated $34,000 at December 31, 2000. There were no gross unrealized gains or losses on equity securities available for sale at December 31, 1999.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

6.       INVESTMENTS (Continued)

         Gross realized investment gains and losses on sales of investments are as follows:

                                      Years Ended December 31,       Three Months Ended       Year Ended
                                       2000               1999       December 31, 1998    September 30, 1998
                                     --------           --------     -----------------    ------------------
                                                                (In thousands)
BONDS, NOTES AND REDEEMABLE
 PREFERRED STOCKS:
    Realized gains                   $  3,221           $  6,040           $  4,290           $ 13,067
    Realized losses                    (3,147)            (9,688)            (1,843)            (7,509)

MORTGAGE LOANS:
    Realized losses                      --                 --                 --                 (289)

OTHER INVESTMENTS:
    Realized gains                       --                  164               --                   22
    Realized losses                       (48)              --                 --                 (209)

IMPAIRMENT WRITEDOWNS                 (20,805)            (7,694)            (1,650)              (392)
                                     --------           --------           --------           --------
    Total net realized
    investment gains
    (losses)                         $(20,779)          $(11,178)          $    797           $  4,690
                                     ========           ========           ========           ========


      The sources and related amounts of investment income are as follows:


                                     Years Ended December 31,       Three Months Ended       Year Ended
                                      2000               1999       December 31, 1998    September 30, 1998
                                   ---------           ---------    -----------------    ------------------
                                                               (In thousands)
Short-term investments             $   1,671           $   4,795           $   1,122           $   2,340
Bonds and notes                       99,241             103,503              22,811             100,808
Mortgage loans                        17,547              17,139               3,980              13,901
Other invested assets                  3,127               1,839                  97                 447
                                   ---------           ---------           ---------           ---------

Gross investment income            $ 121,586           $ 127,276           $  28,010           $ 117,496
Less: investment expenses             (2,010)             (1,853)               (347)             (1,580)
                                   ---------           ---------           ---------           ---------

Total investment income            $ 119,576           $ 125,423           $  27,663           $ 115,916
                                   =========           =========           =========           =========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

6.       INVESTMENTS (Continued)

         The carrying value of investments in any one entity or its affiliates exceeding 10% of the Company's shareholder's equity at December 31, 2000 is as follows:

         Short-term investments
             Northern Trust Corp.                                  $18,971,000

         At December 31, 2000, mortgage loans were collateralized by properties located in 32 states, with loans totaling approximately 28% of the aggregate carrying value of the portfolio secured by properties located in California, approximately 23% by properties located in New York and Michigan and no more than 5% of the portfolio was secured by properties located in any other single state.

         At December 31, 2000, bonds and notes included $89,252,000 of bonds and notes not rated investment grade. The Company had no material concentrations of non-investment-grade assets at December 31, 2000.

         At December 31, 2000, the carrying value of investments in default as to the payment of principal or interest was $4,357,000 which approximates its estimated fair value.

         At December 31, 2000, $520,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

7.       FAIR VALUE OF FINANCIAL INSTRUMENTS

         The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its other invested assets) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

         The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

         The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

         CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

         BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

7.       FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

         MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

         POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

         COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

         VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

         RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

         VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

         The estimated fair values of the Company's financial instruments at December 31, 2000 and December 31, 1999, compared with their respective carrying values, are as follows:

                                                   Carrying              Fair
                                                     Value               Value
                                                  ----------          ----------
                                                          (In thousands)
DECEMBER 31, 2000:

ASSETS:
    Cash and short-term investments               $   40,704          $   40,704
    Bonds and notes                                1,237,469           1,237,469
    Mortgage loans                                   167,408             172,600
    Policy loans                                      39,881              39,881
    Common stock                                         785                 785
    Variable annuity assets held in
       separate accounts                             565,547             565,547

LIABILITIES:
    Reserves for fixed annuity contracts           1,186,996           1,115,964
    Variable annuity liabilities related
       to separate accounts                          565,547             565,547

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

7.       FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)


                                                   Carrying              Fair
                                                     Value               Value
                                                  ----------          ----------
                                                          (In thousands)
DECEMBER 31, 1999:

ASSETS:
    Cash and short-term investments               $   29,350          $   29,350
    Bonds and notes                                1,522,921           1,522,921
    Mortgage loans                                   211,867             211,197
    Variable annuity assets held in
       separate accounts                             558,605             558,605

LIABILITIES:
    Reserves for fixed annuity contracts           1,523,641           1,458,786
    Variable annuity liabilities related
       to separate accounts                          558,605             558,605


8.       REINSURANCE

         The Company guarantees a minimum level of death benefits for the majority of the Company's separate account contracts. If assets in these separate accounts are insufficient to fund minimum policy benefits, the Company is obligated to pay the difference. The Company does not expect its obligations under these guarantees to have a material impact on the Company's financial condition or results of operations.

         The business which was assumed from MBL Life is subject to existing reinsurance ceded agreements. The agreements, which represent predominantly yearly renewable term insurance, allow for maximum retention on any single life of $2,000,000. In order to limit even further the exposure to loss on any single insured and to recover an additional portion of the benefits paid over such limits, the Company entered into a reinsurance treaty effective January 1, 1999 under which the Company retains no more than $100,000 of risk on any one insured life. At December 31, 2000, a total reserve credit of $407,000 was taken against the life insurance reserves. With respect to these coinsurance agreements, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal.

9.       COMMITMENTS AND CONTINGENT LIABILITIES

         The Company is involved in various kinds of litigation common to its business. These cases are in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses relating to such litigation are adequate and any further liabilities and costs will not have a material adverse impact upon the Company's financial position, results of operations, or cash flows.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

9.       COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

         The Company's current financial strength and counterparty credit ratings from Standard & Poor's are based in part on a guarantee (the "Guarantee") of the Company's insurance policy obligations by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool, and the belief that the Company is viewed as a strategically important member of AIG. The Guarantee is unconditional and irrevocable, and policyholders have the right to enforce the Guarantee directly against American Home.

         The Company's current financial strength rating from Moody's is based in part on a support agreement between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholders' surplus of not less than $1 million or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligation of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the support agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

         American Home does not publish financial statements, although it files statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

         In the ordinary course of business, the Company is obligated to purchase approximately $17.0 million of asset backed securities as of December 31, 2000.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

10.      SHAREHOLDER'S EQUITY

         The Company is authorized to issue 300 shares of its $10,000 par value Common Stock. At December 31, 2000 and December 31, 1999, 300 shares were outstanding.

         Changes in shareholder's equity are as follows:

                                            Years Ended December 31,
                                          -----------------------------      Three Months Ended       Year Ended
                                            2000                1999          December 31, 1998   September 30, 1998
                                          ---------           ---------      ------------------   ------------------
                                                                       (In thousands)
ADDITIONAL PAID-IN
    CAPITAL:
    Beginning balances                    $ 144,428           $ 144,428           $ 144,428           $ 144,428
                                          ---------           ---------           ---------           ---------
Ending balances                           $ 144,428           $ 144,428           $ 144,428           $ 144,428
                                          =========           =========           =========           =========
RETAINED EARNINGS:
    Beginning balances                       42,409           $  34,737           $  31,361           $  14,826
    Net income                                7,280               7,672               3,376              16,535
                                          ---------           ---------           ---------           ---------
Ending balances                           $  49,689           $  42,409           $  34,737           $  31,361
                                          =========           =========           =========           =========
ACCUMULATED OTHER
    COMPREHENSIVE INCOME
    (LOSS):
       Beginning balances                 $ (28,597)          $   2,510           $   7,266           $   5,824
       Change in net
          unrealized gains
          (losses) on bonds
          and notes available
          for sale                           32,324             (83,948)            (21,416)              1,028
       Change in net
          unrealized gains
          (losses) on equity
          securities                            (27)                 (9)               --                   (10)
       Change in adjustment
          to deferred
          acquisition costs                  (2,900)             36,100              14,100               1,200
       Tax effects of net
          changes                           (10,289)             16,750               2,560                (776)
                                          ---------           ---------           ---------           ---------
Ending balances                           $  (9,489)          $ (28,597)          $   2,510           $   7,266
                                          =========           =========           =========           =========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

10.      SHAREHOLDER'S EQUITY (Continued)

         Dividends that the Company may pay to its shareholder in any year without prior approval of the New York Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to stockholders by a life insurance company domiciled in the State of New York without obtaining the prior approval of the Director of Insurance is limited to the lesser of the Company's net gain from operations of preceding year's statement or 10% of preceding year's statutory surplus. No dividends were declared or paid in 2000. Currently, the maximum amount of dividends, which can be paid to stockholders in the year 2001, would be 10% of the Company's December 31, 2000 surplus, or $12,929,000.

         Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the years ended December 31, 2000, 1999 and 1998 was approximately $21,597,000, $14,210,000 and $16,263,000, respectively. The Company's statutory capital and surplus totaled approximately $132,289,000 at December 31, 2000 and $111,338,000 at December 31, 1999.

         In 1998, the NAIC adopted the codification of statutory accounting principles ("Codification"). Codification is effective January 1, 2001 and replaces the current Accounting Practices and Procedures Manual as the NAIC's primary guidance on statutory accounting practices. Codification has been adopted by all fifty states as the prescribed basis of accounting. New York, however, has made certain modifications (e.g., no deferred taxes will be recorded for companies domiciled in the State of New York). The impact of Codification on the Company's statutory surplus is not expected to be material.

11.      INCOME TAXES

         The components of the provisions for federal income taxes on pretax income consist of the following:


                                    Net realized
                                     Investment
                                   Gains (Losses        Operations           Total
                                   --------------       ----------         --------
                                                      (In thousands)
December 31, 2000:

Currently payable                     $ (1,751)          $  6,003          $  4,252
Deferred                                (5,960)             6,033                73
                                      --------           --------          --------
    Total income tax expense          $ (7,711)          $ 12,036          $  4,325
                                      ========           ========          ========
December 31, 1999:
Currently payable                     $  2,345           $  9,593          $ 11,938
Deferred                                (6,772)             1,455            (5,317)
                                      --------           --------          --------

    Total income tax expense
       (benefit)                      $ (4,427)          $ 11,048          $  6,621
                                      ========           ========          ========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

11.      INCOME TAXES (Continued)


                                     Net realized
                                      Investment
                                    Gains (Losses)      Operations           Total
                                    --------------      ----------         --------
                                                      (In thousands)
December 31, 1998:

Currently payable                     $  1,165           $     45          $  1,210
Deferred                                  (595)             1,576               981
                                      --------           --------          --------

    Total income tax expense          $    570           $  1,621          $  2,191
                                      ========           ========          ========

September 30, 1998:

Currently payable                     $  2,711           $  9,784          $ 12,495
Deferred                                  (515)               126              (389)
                                      --------           --------          --------

    Total income tax expense          $  2,196           $  9,910          $ 12,106
                                      ========           ========          ========


         Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                     Years Ended December 31,
                                    -------------------------     Three Months Ended        Year Ended
                                      2000              1999       December 31, 1998    September 30, 1998
                                    -------           -------     ------------------    ------------------
                                                           (In thousands)
Amount computed at
    statutory rate                  $ 4,062           $ 4,984           $ 1,949              $10,024
Increases (decreases)
    resulting from:
       Amortization of
          differences
          between book and
          tax bases of net
          assets acquired              --                 223                 5                   20
       State income taxes,
          net of federal
          tax benefit                   541             1,817               237                2,042
       Dividends received
          deduction                    (837)             (263)             --                   --
       Other, net                       559              (140)             --                     20
                                    -------           -------           -------              -------

       Total income tax
          expense                   $ 4,325           $ 6,621           $ 2,191              $12,106
                                    =======           =======           =======              =======

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

11.      INCOME TAXES (Continued)

         Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the (receivable) liability for Deferred Income Taxes are as follows:

                                                            December 31,
                                                      ------------------------
                                                       2000              1999
                                                      -------          -------
                                                           (In thousands)
DEFERRED TAX LIABILITIES:
    Deferred acquisition costs                        $21,979           $22,643
    Other liabilities                                     100                44
                                                      -------           -------

    Total deferred tax liabilities                     22,079            22,687
                                                      -------           -------

DEFERRED TAX ASSETS:
    Contractholder reserves                           (10,665)          (18,026)

    Net unrealized losses on debt and
       equity securities available for sale            (5,110)          (15,398)

    Other assets                                      (14,218)           (7,538)
                                                     --------          --------


    Total deferred tax assets                         (29,993)          (40,962)
                                                     --------          --------


    Deferred income taxes                            $ (7,914)         $(18,275)
                                                     ========          ========



         In the Company's opinion, the deferred taxes will be fully realized and no valuation allowance is necessary because the Company has the ability to generate sufficient future taxable income to realize the tax benefits.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

12.      RELATED-PARTY MATTERS

         The Company pays commissions to six affiliated companies, SunAmerica Securities, Inc., Advantage Capital Corp., Financial Services Corp., Sentra Securities Corp., Spelman & Co. Inc. and Royal Alliance Associates, Inc. Commissions paid to these broker-dealers totaled $2,058,000 in the year ended December 31, 2000, $1,976,000 in the year ended December 31, 1999, $615,000 in the three months ended December 31, 1998 and $3,855,000 in the year ended September 30, 1998. These broker-dealers represent a significant portion of the Company's business, amounting to 30.5%, 37.5%, 27.8% and 33.0% of premiums for each of the respective periods. No single unaffiliated broker-dealer was responsible for more than 15% of total premiums in the year ended December 31, 2000.

         The Company purchases administrative, investment management, accounting, marketing and data processing services from its Parent and SunAmerica, an indirect parent. Amounts paid for such services totaled $8,229,000 for the year ended December 31, 2000, $7,959,000 for the year ended December 31, 1999, $1,631,000 for the three months ended December 31, 1998 and $3,877,000 for the year ended September 30, 1998. The marketing components of such costs during these periods amounted to $3,581,000, $2,907,000, $630,000 and $1,877,000, respectively, and are deferred and amortized as part of Deferred Acquisition Costs. The other components of these costs are included in General and Administrative Expenses in the income statement.

         During the year ended December 31, 2000, the Company transferred $16,741,000 in cash and short-term investments to ANLIC related to an actuarial adjustment on the policy enhancements related to the Acquisition (See Note 5).

         During the year ended December 31, 1999 ANLIC transferred short-term investments, bonds and policy loans to the Company with an aggregate fair value of $678,272,000 as part of the transfer of the New York Business from the Acquisition (See Note 5).

                      PART C - OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)       Financial Statements
            The following financial statements are included in Part B of the Registration Statement:


                    The audited financial statements of the Company at December 31, 2000 and 1999, for the years ended December 31, 2000 and 1999, for the three months ended December 31, 1998 and for the year ended September 30, 1998.

                    Audited Financial Statements of FS Variable Annuity Account Two (Portion relating to the Vista Capital Advantage Variable Annuity) as of August 31, 2000 and for each of the two years in the period year ended August 31, 2000. [Incorporated by reference - to be updated by amendment]


(b)        Exhibits

               (1)    Resolutions Establishing Separate Account..     ***
               (2)    Custody Agreements.........................     **
               (3)    (a) Distribution Contract..................     ****
                      (b) Selling Agreement......................     ***
               (4)    Variable Annuity Contract..................     ***
               (5)    Application for Contract...................     ***

               (6)    Depositor - Corporate Documents
                      (a)    Certificate of Incorporation........     ***
                      (b)    By-Laws.............................     ***

               (7)    Reinsurance Contract.......................     **
               (5)    Fund Participation Agreement...............     ****
               (9)    Opinion of Counsel.........................     ***
                      Consent of Counsel.........................     ***
               (10)   Consent of Independent Accountants.........     *
               (11)   Financial Statements Omitted from Item 23..     **
               (12)   Initial Capitalization Agreement...........     **
               (13)   Performance Computations...................     **
               (14)   Diagram and Listing of All Persons Directly
                      or Indirectly Controlled By or Under Common
                      Control with First SunAmerica Life Insurance
                      Company, the Depositor of Registrant.......     *


               (15)   Powers of Attorney.........................     *

                          *   Filed Herewith
                         **   Not Applicable
                        ***   Filed on 12-24-97, Post-Effective Amendments 5
                              and 6 to this Registration Statement.
                       ****   Filed on 11-14-95, Post-Effective Amendments 1
                              and 3 to this Registration Statement.
                      *****   Filed on 12-23-96, Post-Effective Amendments 3
                              and 5 of this Registration Statement.
                              Amendments 7 and 8 to this Registration Statement
                          +   Filed on 12-19-00, Post Effective Amendments 10
                              and 11 to this Registration Statement.


Item 25.  Directors and Officers of the Depositor


           The officers and directors of First SunAmerica Life Insurance Company are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.

Name                               Position
----                               --------
Jay S. Wintrob                     Chairman, Chief Executive Officer
                                   and President
Marc H. Gamsin                     Senior Vice President and Director
Tom Baxter(l)                      Director
Vicki E. Marmorstein(2)            Director
Debbie Potash-Turner(3)            Director
Richard D. Rohr(4)                 Director
Margery K. Neale (5)               Director
Lester Pollack(6)                  Director
Jana W. Greer                      Senior Vice President and Director

James R. Belardi                    Senior Vice President and Director
Christine A. Nixon                  Vice President, Secretary and Director
Gregory M. Outcalt                  Senior Vice President
N. Scott Gillis                     Senior Vice President and Director
Edwin R. Raquel                     Senior Vice President & Chief Actuary
Scott H. Richland                   Senior Vice President
Stewart R. Polakov                  Vice President
P. Daniel Demko, Jr.                Vice President
Maurice S. Hebert                   Vice President & Controller
Lawrence M. Goldman                 Vice President, Assistant Secretary and Director
Virginia N. Puzon                   Assistant Secretary
Ron H. Tani                         Vice President
Mark A. Zaeske                      Treasurer

----------------
(1)        400 S. Hope St., 15th Floor, Los Angeles, California 90071


(2)        633 W. Fifth St., Suite 400, Los Angeles, California 90071

(3)        733 Third Avenue, Third Floor, New York, New York 10017

(4)        100 Renaissance Center, 34th Floor, Detroit, Michigan 48243

(5)        919 Third Avenue, New York, New York 10022-9998

(6)        One Rockefeller Plaza, Suite 1025, New York, New York 10020

Item 26. Persons Controlled By or Under Common Control With Depositor or Registrant


           The Registrant is a separate account of First SunAmerica Life Insurance Company (Depositor). For a complete listing and diagram of all persons directly of indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 14 which is filed herein. As of January 4, 1999, First SunAmerica became an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An organizational chart for AIG can be found in Form 10-K, SEC file number 001-08787 filed April 2, 2001.


Item 27.   Number of Contract Owners


           As of March 1, 2001, there were 308 owners of Qualified Contracts and 464 owners of Non-qualified Contracts.


Item 28.   Indemnification

           None.

Item 29.   Principal Underwriter


           J.P. Morgan Fund Distributors, Inc. serves as distributor to the Registrant. Its principal business address is One Chase Manhattan Plaza, New York, New York 10081. The following are the directors and officers of Vista Fund Distributors, Inc.



        Name                        Position with Distributor
        ----                        -------------------------
        Lynn J. Mangum              Chairman/Director
        Richard Baxt                President
        William J. Tomko            Senior Vice President
        Gregory A. Trichtinger      Vice President
        Kevin Dell                  Vice President/Secretary
        Robert Tuch                 Assistant Secretary
        Dennis R. Sheehan           Executive Vice President/Director


                  Net Distribution  Compensation on
Name of           Discounts and     Redemption or     Brokerage
Distributor       Commissions       Annuitization     Commissions   Commissions*
-----------       -------------     -------------     -----------   -----------
J.P. Morgan Fund     None           None               None         None
Distributors,
Inc.


--------------------
*Distribution fee is paid by First SunAmerica Life Insurance Company.

Item 30.  Location of Accounts and Records

           First SunAmerica Life Insurance Company, the Depositor for the Registrant, is located at 733 Third Avenue, 4th Floor, New York, New York 10017. Vista Fund Distributors, Inc., the distributor of the Contracts, is located at 101 Park Avenue, New York, New York 10178. Each maintains those accounts and records required to be maintained by it pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

           State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02100, maintains certain accounts and records pursuant to the instructions of the Registrant.

Item 31.  Management Services

           Not Applicable.

Item 32.  Undertakings

           Registrant undertakes to (1) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (2) include either (A) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and (3) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.



Item 33.  Representation

a) The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

b) REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940: The Company represents that the fees and charges to be deducted under the variable annuity contract described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the contract.

                                   SIGNATURES


           As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the Securities Act Rule 485 for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 9th day of April, 2001.


                                  FS VARIABLE ANNUITY ACCOUNT TWO
                                          (Registrant)

                                  By:   FIRST SUNAMERICA LIFE INSURANCE COMPANY
                                          (Depositor)

                                  By:   /s/ JAY S. WINTROB
                                        ---------------------------------------
                                          Jay S. Wintrob
                                          President

                                  By: FIRST SUNAMERICA LIFE INSURANCE COMPANY (Depositor, on behalf of itself and
                                         Registrant)

                                  By:   /s/ JAY S. WINTROB
                                        ---------------------------------------
                                          Jay S. Wintrob
                                          President

           As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


  SIGNATURE                 TITLE                              DATE
  ---------                 -----                              ----
 /s/ JAY S. WINTROB         Chairman, Chief Executive          April 9, 2001
 -------------------------  Officer and President
 Jay S. Wintrob             (Principal Executive Officer)

 MARC H. GAMSIN*            Senior Vice President              April 9, 2001
 -------------------------  & Director
 Marc H. Gamsin

 N. SCOTT GILLIS*           Senior Vice President              April 9, 2001
 -------------------------  & Director
 N. Scott Gillis            (Principal Financial Officer)


 JAMES R. BELARDI*          Senior Vice President              April 9, 2001
 -------------------------  & Director
 James R. Belardi

 THOMAS A. BAXTER*            Director                         April 9, 2001
 -------------------------
 Thomas A. Baxter

 JANA W. GREER*             Senior Vice President              April 9, 2001
 -------------------------  & Director
 Jana W. Greer

 VICKI E. MARMORSTEIN*      Director                           April 9, 2001
 -------------------------
 Vicki E. Marmorstein

 /s/ LAWRENCE M. GOLDMAN    Vice President, Assistant          April 9, 2001
 ------------------------   Secretary and Director
 Lawrence M. Goldman

 CHRISTINE A. NIXON*        Vice President, Secretary          April 9, 2001
 ------------------------   & Director
 Christine A. Nixon

 DEBBIE POTASH-TURNER*      Director                           April 9, 2001
 ------------------------
 Debbie Potash-Turner

 MARGERY K. NEALE*          Director                           April 9, 2001
 ------------------------
 Margery K. Neale

 MAURICE S. HEBERT*         Vice President & Controller        April 9, 2001
 ------------------------   (Principal Accounting Officer)
 Maurice S. Hebert

LESTER POLLACK*               Director             April 9, 2001
-------------------------
Lester Pollack


RICHARD D. ROHR*              Director             April 9, 2001
-------------------------
Richard D. Rohr

/s/ CHRISTINE A. NIXON        Attorney-in-Fact     April 9, 2001
-------------------------
Christine A. Nixon




Date:   April 9, 2001

                      EXHIBIT INDEX


Exhibit        Description
-------        -----------
(10)           Consent of Independent Accountants
(14)           Diagram and Listing of All Persons Directly
               or Indirectly Controlled By or Under Common
               Control with First SunAmerica Life Insurance
               Company, the Depositor of Registrant
(15)           Powers of Attorney